UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 10, 2007

                                 iMergent, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        001-32277                                          87-0591719
(Commission File Number)                       (IRS Employer Identification No.)


             754 East Technology Avenue
                     Orem, Utah                               84097
      (Address of Principal Executive Offices)              (Zip Code)


                                 (801) 227-0004
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On October 9, 2007, The Federal Court of Australia New South Wales District Registry (the "Court") set a hearing on a request for an injunction by the Australian Competition and Consumer Commission (ACCC). The ACCC is seeking a temporary injunction barring iMergent, Inc. (the "Company") from conducting business in Australia until such time as a permanent injunction is entered which would require certain actions on the part of the Company.

The ACCC has alleged that the Company failed to comply with the terms of a previous order by: (i) failing to have notified the ACCC of seminars which were being held in Australia, (ii) failing to provide copies of tapes of seminars to the ACCC which were requested, (iii) failing to notify purchasers of the three-day cooling off period (right to rescind) and (iv) failing to provide certain disclosures. The Company did not notify the ACCC, in a timely manner, of seminars which were previously held due to the failure of a former employee of the Company. Additionally, the Company was not able to provide one of several tapes requested by the ACCC. The Company denies that it has failed to notify customers of the cooling off period or to provide the specified disclosures.

The Company is reviewing the terms of the ACCC's requested permanent injunction. The Company believes that it should be able to agree to most of the terms in the ACCC's requested permanent injunction. The Company has six (6) workshops scheduled in Australia during the week of October 21, 2007, which, at this time, the Company believes it will be able to conduct.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. iMergent's future performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to (1) the Company's belief that it did not fail to notify customers of the cooling off period or to provide the specified disclosures, (2) the expectation of iMergent, Inc. that it should be able to agree to most of the terms in the ACCC's requested permanent injunction, and (3) that iMergent, Inc. will be able to hold the six seminars scheduled in Australia the week of October 21, 2007. For further information on other risk factors, please refer to the "Risk Factors" contained in iMergent, Inc.'s Form 10-K for the year ended June 30, 2007. The information in Item 8.01 of this report is being furnished, not filed, pursuant to Form 8-K. Accordingly, the information contained herein will not be incorporated by reference into any registration statement filed by iMergent, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


Item 9.01       Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
Number          Description
-------         -----------
99.1            Press release dated  October 10, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMERGENT, INC.

                                        /s/ Robert M. Lewis
                                        ----------------------------------------
                                        By:   Robert M. Lewis, Chief Financial
                                              Officer
                                        Date: October 10, 2007